UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 26, 2004

(Date of earliest event reported)

INTEGRATED CIRCUIT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19299	23-2000174
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2435 Boulevard of the Generals Norristown, Pennsylvania	19403
(Address of principal executive offices)	(Zip Code)

(610) 630-5300

(Registrant’s telephone number including area code)

Not Applicable

(Former name former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2004, Integrated Circuit Systems, Inc. issued a press release and held a broadly accessible conference call to discuss its financial results for the first fiscal quarter ended October 2, 2004. A copy of the press release is filed as Exhibit 99.1 hereto. Exhibit 99.2 hereto sets forth certain financial information discussed on the conference call that was not included in the press release. The disclosure in this Current Report, including the exhibits hereto, of any financial information shall not constitute an admission that such information is material.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated October 26, 2004

99.2	Supplemental financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2004	INTEGRATED CIRCUIT SYSTEMS, INC.

	By:	/s/ Justine F. Lien
Justine F. Lien
Vice President and CFO